Exhibit 4.1

Exhibit 4.1

Trius

Therapeutics

COMMON STOCK

NUMBER

TTI

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE

IN JERSEY CITY, NJ, NEW YORK, NY

AND PITTSBURGH, PA

TRIUS THERAPEUTICS, INC.

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 89685K 10 0

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.0001 PER SHARE, OF

TRIUS THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Chief Financial Officer and Secretary

TRIUS THERAPEUTICS, INC.

CORPORATE

SEAL 2007

DELAWARE

President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— Custodian (Cust) (Minor)under Uniform Gifts to Minors Act (State)

UNIF TRF MIN ACT— Custodian (until age)

(Cust)

under Uniform Transfers

(Minor) to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.